Interest	12 Months Ended
Dec. 31, 2015
Interest [Abstract]
Interest

5.Interest

For the years ended December 31	2015	2014	2013

Interest Expense on:
Debt	$497	$509	$460
The Bow office building	65	75	76
Capital leases	28	37	9
Other	24	33	18
	$614	$654	$563

Interest Expense on Debt for the year ended December 31, 2015 included a one-time interest payment of approximately $165 million resulting from the April 2015 early redemption of the Company’s $700 million 5.90 percent notes due December 1, 2017 and C$750 million 5.80 percent medium-term notes due January 18, 2018 as discussed in Note 13.

Interest Expense on Debt for the year ended December 31, 2014 included a one-time outlay of approximately $125 million associated with the early redemption of senior notes assumed in conjunction with the Athlon acquisition as described in Note 13.

Interest on Capital leases and Other were previously reported together in 2013.